Exhibit 10.13

HEDGING MONIES ESCROW AGREEMENT

THIS HEDGING MONIES ESCROW AGREEMENT (this “Agreement”) is made on April 21,2009

AMONG

1.	7 Days Group Holdings Limited, a company incorporated with limited liability in the Cayman Islands (the “Company”) whose registered office is at Maples Corporate Services Limited, P. O. Box 309 Ugland House, Grand Cayman KY1-1104, Cayman Islands;

2.	DB Trustees (Hong Kong) Limited, as the trustee (the “Trustee”) for the Holders of the Notes (as defined below) whose registered office is at 48th Floor Cheung Kong Center, 2 Queen’s Road Central, Hong Kong;

3.	DB Trustees (Hong Kong) Limited, as the collateral agent (the “Collateral Agent”) for the Holders of the Notes whose registered office is at 48th Floor Cheung Kong Center, 2 Queen’s Road Central, Hong Kong; and

4.	DB International Trust (Singapore) Limited, a company incorporated with limited liability in Singapore (the “Escrow Agent”) whose registered office is at One Raffles Quay, #17-00, South Tower, Singapore 048583.

WHEREAS

(A)	The Company issued US$80,000,000 in aggregate principal amount of Guaranteed Senior Floating Rate Notes due 2010 (the “Notes”) to certain purchasers pursuant to that certain Indenture, dated as of September 10, 2007, by and among the Company, the Trustee, the Collateral Agent and the other parties thereto, as amended and supplemented (the “Indenture”);

(B)	The Indenture was last amended and supplemented by a Third Supplemental Indenture, dated as of the date hereof, by and among the Company, and the Trustee and the Collateral Agent (the “Third Supplemental Indenture‘); and

(C)	Pursuant to Section 4.08(c) of the Indenture, as amended by the Third Supplemental Indenture, the Company shall enter into this Agreement with the Trustee, the Collateral Agent and the Escrow Agent.

NOW IT IS WITNESSED as follows:

Definitions

1.	In this Agreement each expression defined below shall have the following meanings (unless the context otherwise requires) respectively:

“Applicable Quote Period” has the meaning set forth in Section 4.08(b) of the Indenture.

“Authorized Signatories” means, with respect to the Company, those persons listed in Schedule 1 together with their signatures, and, with respect to the Trustee, those persons listed in the Trustee’s approved signature list attached as Exhibit A together with their signatures.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for business in Hong Kong, Beijing, Singapore and New York for the purposes of settling payments.

“Disbursement Request” has the meaning set forth in Section 2.3(b)(iii).

“Escrow Account” means a United States Dollar-denominated account to be operated by the Escrow Agent as authorized signatory thereof in accordance with the provisions of this Agreement, the details of which are contained in Schedule 2.

“Escrow Monies” means individually and collectively, as applicable, (i) the amount deposited in the Escrow Account pursuant to Section 2.1, (ii) any additional amounts deposited in the Escrow Account pursuant to Section 2.2 and (iii) an L/C Drawdown, together in each case with any interest accrued thereon.

“L/C Drawdown” means any amounts deposited into the Escrow Account pursuant to clause (iii) of the definition of “Conforming Hedge” in the Third Supplemental Indenture.

“Notes Repayment Instruction” has the meaning set forth in Section 2.6.

“Prevailing Hedge Price” has the meaning set forth in Section 4.08(b) of the Indenture.

“Procurement Confirmation” has the meaning set forth in Section 2.4.

“Procurement Request” has the meaning set forth in Section 2.4.

“Quotes” has the meaning set forth in Section 4.08(b) of the Indenture.

“Reference Banks” has the meaning set forth in Section 1.01 of the Indenture.

“Reference Hedge” has the meaning set forth in Section 4.08(b) of the Indenture.

“Release Instruction” has the meaning set forth in Section 2.3(a).

“Required Rating” has the meaning set forth in Section 1.01 of the Indenture.

“Shortfall Notice” has the meaning set forth in Section 2.2.

Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given them in the Indenture.

Section headings are for reference purposes only and shall not affect the construction or effect of any provision hereof.

In this Agreement unless the context otherwise requires:

(a)	words importing the singular number alone shall include the plural number and vice versa; and

(b)	person shall include any firm or body of persons whether corporate or incorporate.

Deposit and Withdrawal of Escrow Amounts

2.1	On the date of this Agreement, the Company shall deposit or procure the deposit of US$2,562,500 with the Escrow Agent by transfer of such funds from the existing Debt Service Reserve Account to the Escrow Account. The Escrow Agent shall stand possessed of such Escrow Monies upon the terms set forth in this Agreement.

2.2	On the last Business Day of each Fiscal Quarter (beginning with the Fiscal Quarter ended June 30, 2009), the Escrow Agent shall notify the Trustee of the then outstanding balance of Escrow Monies. If, on the last Business Day of any Fiscal Quarter after the date of this Agreement (beginning with the Fiscal Quarter ended June 30, 2009), the balance of the Escrow Monies is less than 125% of the Prevailing Hedge Price (determined with respect to the Quotes received by the Trustee during the most recent Applicable Quote Period), the Trustee shall notify the Company and the Holders in writing of such shortfall and the amount thereof in the form contained in Schedule 3 (a “Shortfall Notice”). The notice of such shortfall is for information purposes only for the benefit of the Holders. Whether or not the Company receives any notice from the Trustee of such shortfall, upon the occurrence of such shortfall and within ten (10) Business Days after the beginning of the next succeeding Fiscal Quarter, the Company shall deposit, or cause to be deposited on the Company’s behalf, an amount equal to such shortfall with the Escrow Agent who shall stand possessed of such Escrow Monies upon the terms set forth in this Agreement. Such deposit shall be made pursuant to the instructions set forth in Section 4 below and shall be in the amount no less than that specified in the Shortfall Notice.

2.3	If, on the last Business Day of any Fiscal Quarter after the date of this Agreement, the balance in the Escrow Account is more than 125% of the then Prevailing Hedge Price (determined with respect to the Quotes received by the Trustee during the most recent Applicable Quote Period), the Company may withdraw such surplus amount from the Escrow Account pursuant to the following terms and conditions:

(a)	Upon the satisfaction of the terms and conditions set forth in sub-section (b) below and subject to the terms and conditions set forth therein, two of the Authorized Signatories of the Company set out in Schedule 1 shall execute and deliver to the Trustee a Disbursement Request (as defined in (b) below). Upon the receipt by the Trustee of the Disbursement Request, the Trustee shall cause one of the Authorized Signatories of the Trustee set out in Exhibit A to execute a written payment instruction in the form contained in Schedule 4 (a “Release Instruction”) on the second Business Day following the day of receipt of a completed Disbursement Request and deliver the signed Release Instruction to the Escrow Agent, provided such receipt shall take place before 11:00 a.m. Hong Kong time on a Business Day. If a Disbursement Request is received after 11:00 a.m. Hong Kong time, then it shall be deemed to have been received on the next following Business Day. If a Disbursement Request is received on a day which is not a Business Day, it shall be deemed to have been received on the next following Business Day. The Release Instruction shall direct the Escrow Agent to release the amounts specified in the Release Instruction from the Escrow Account to the account specified in the Release Instruction.

(b)	The obligation of the Trustee to execute a Release Instruction is expressly subject to the satisfaction of, and compliance with, the following terms and conditions:

(i)	the Trustee’s receipt of three (3) Quotes during the most recent Applicable Quote Period pursuant to Section 4.08(b) of the Indenture;

(ii)	a balance in the Escrow Account on the last Business Day of a Fiscal Quarter of more than 125% of the Prevailing Hedge Price; and

(iii)	the Trustee’s receipt of a written disbursement request from an Authorized Signatory of the Company in the form contained in Schedule 5 (a “Disbursement Request”) which shall specify the amount which the Company seeks to withdraw from the Escrow Account, which amount shall not exceed the positive difference between the balance in the Escrow Account on the last Business Day of the applicable Fiscal Quarter and 125% of the Prevailing Hedge Price.

(c)	Until such time as the Trustee has notified the Escrow Agent in writing that an Event of Default has occurred and is continuing, upon the receipt of a Release Instruction by the Escrow Agent, the Escrow Agent shall, subject to Section 2.3(f) below, transfer the amount set forth in the Release Instruction from the Escrow Account to an account specified in the Release Instruction.

(d)	Notwithstanding any provision herein, the Escrow Agent shall be entitled to act and conclusively rely on any Release Instruction and is under no duty or obligation to determine whether or not any of the disbursement conditions have been met or that any of the required documents are in order. The Escrow Agent need only act upon the Release Instruction given to it in accordance with this Agreement.

(e)	The Escrow Agent shall pay monies out of the Escrow Account on the second Business Day following the day of receipt of a Release Instruction provided such receipt shall take place before 11:00 a.m. Singapore time on a Business Day. If a Release Instruction is received after 11:00 a.m. Singapore time, then it shall be deemed to have been received on the next following Business Day. If a Release Instruction is received on a day which is not a Business Day, it shall be deemed to have been received on the next following Business Day.

2.4

Pursuant to Sections 4.08(d)(i) and/or (ii) of the Indenture, the Company may submit to the Escrow Agent, the Trustee and certain contacts of the Holders a written procurement request received from an Authorized Signatory of the Company in the form contained in Schedule 6 (a “Procurement Request”). Upon the Escrow Agent’s receipt of a written notice of confirmation from two Authorized Signatories of the Trustee in the form contained in Schedule 7 (a “Procurement Confirmation”), the Escrow Agent shall pay the amounts set forth in the related Procurement Request from the Escrow Account directly to (a) the Reference Bank identified by the Company as the counterparty to the Conforming Hedge, (b) the letter of credit issuing bank in the case the Company chooses to procure a letter of credit pursuant to clause (iii) of the definition of “Conforming Hedge” in the Indenture or (c) the Company upon the execution of a sponsor guarantee agreement described in clause (ii) of the definition of

“Conforming Hedge” in the Indenture, as the case may be. Subject to Section 6 of this Agreement, any remaining amounts in the Escrow Account after the procurement of the Conforming Hedge shall be returned to the Company and the lien thereon in favor of the Collateral Agent acting on behalf of the Holders shall be immediately released. The Escrow Agent shall release monies out of the Escrow Account on the Business Day following the day of receipt of a Procurement Request, provided such receipt shall take place before 11:00 a.m. Singapore time on a Business Day.

2.5	In the event that an L/C Drawdown is deposited into the Escrow Account, pursuant to Section 4.08(d)(ii) of the Indenture, the Company may submit a Procurement Request to the Escrow Agent, the Trustee and certain contacts of the Holders. Upon the Escrow Agent’s receipt of a Procurement Confirmation, the Escrow Agent shall pay the amounts set forth in the related Procurement Request from the Escrow Account to the accounts specified therein. Subject to Section 6 of this Agreement, any remaining amounts in the Escrow Account after the procurement of the Reference Hedge shall be returned to the Company and the lien thereon in favor of the Collateral Agent acting on behalf of the Holders shall be immediately released. At such time, the Escrow Account shall be closed, and, subject to Section 6 of this Agreement, this Agreement shall terminate.

2.6	If an Event of Default has occurred and is continuing as a result of a breach of the Indenture and the Trustee and/or the Holders have delivered an Acceleration Notice under Section 6.02 of the Indenture relating to such Default, upon the receipt by the Escrow Agent of an instruction solely issued by the Trustee in the form contained in Schedule 8 (a “Notes Repayment Instruction”), the Escrow Monies shall promptly be transferred to the Paying Agent for the repayment of the Notes then outstanding, as specified in the Notes Repayment Instruction.

2.7	The Escrow Agent shall notify the Trustee of the current balance of the Escrow Account on (a) the last Business Day of each Fiscal Quarter and (b) on the following Business Day after a deposit has been made to the Escrow Account.

2.8	Notwithstanding any provision herein or in the Indenture, the Trustee is under no duty to determine the conformity to requirements of any document, other than the Disbursement Request delivered to it under Section 2.3(b) and the Procurement Request delivered to it under Section 2.4 or Section 2.5 hereunder.

Treatment During Escrow Period

3.1	The Escrow Monies shall be held by the Escrow Agent in the Escrow Account on the terms and conditions set forth in this Agreement.

3.2	Except as set forth in Section 6 below, the Escrow Agent shall not make any deductions from the Escrow Account by virtue of any right of set-off or claim which it may have against the Company. The Escrow Agent shall not release any of the Escrow Monies, except as provided for in this Agreement.

3.3	Any interest earned or profit generated from the Escrow Account (subject to any deduction of tax at source and any bank or other charges (including without limitation any deductions made pursuant to this Agreement and properly charged to the Escrow Account in accordance with this Agreement)) shall be for the Escrow Account as part of the Escrow Monies.

3.4	The Escrow Agent shall not be under any obligation to diversify the investment of the Escrow Monies and shall have express power to retain the Escrow Monies in their existing condition for as long as the Escrow Agent in its absolute discretion shall think fit.

Receipt of Escrow Monies

4.	The Company shall inform the Escrow Agent, the Trustee and the Collateral Agent in writing of any deposit of monies into the Escrow Account in the form contained in Schedule 10 at least one Business Day prior to the intended Business Day of deposit and the Escrow Agent shall confirm in writing to the Company, the Trustee and the Collateral Agent one Business Day following receipt of the amount so deposited.

Liability of the Escrow Agent

5.1	The duties of the Escrow Agent are of a mechanical and administrative nature only and the Escrow Agent shall not be liable and shall bear no obligation or responsibility to any person in respect of the operation of the Escrow Account or its application of the Escrow Monies unless such liability arises as a result of gross negligence, fraud or willful default on the part of the Escrow Agent. In particular, but without limiting the generality of the foregoing, the Escrow Agent shall not be liable to the Company, the Trustee, or the Collateral Agent for any failure to maximise the amount of interest or other amounts earned on all or part of the Escrow Monies. Under no circumstances shall the Escrow Agent be liable for any consequential or special loss, however caused or arising.

5.2	The Escrow Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement and shall have no implied duties, obligations or responsibilities (whether by law or otherwise). The Escrow Agent shall not be bound by nor be imputed with notice of, the provisions of any agreement among the other parties hereto notwithstanding any references herein to such agreement or document, except this Agreement.

5.3	The Company shall indemnify and hold harmless the Escrow Agent and any of its directors, officers, agents or employees from and against any and all liabilities, obligations, losses, damages, penalties, judgments, costs, expenses, actions or demands of any kind whatsoever (and any interest thereon) that may be imposed on or incurred by the Escrow Agent in connection with any action, claim or proceeding of any kind brought or threatened to be brought against it as a result of its acting hereunder or as a result of any action taken or omitted to be taken by it before the date of this Agreement in preparation for acting hereunder, PROVIDED THAT the Company shall not have any obligation to indemnify the Escrow Agent or any other person for any claims arising in consequence of the gross negligence, fraud or willful default on the part of the Escrow Agent.

5.4

The Escrow Agent shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties and/or obligations hereunder or if in the performance of duties and obligations hereunder it determines that there are grounds for believing that the repayment of such funds or an indemnity satisfactory to the Escrow

Agent against any such risk or liability is not assured to the Escrow Agent. The Escrow Agent shall not be obliged to take any action which may be illegal or contrary to applicable law.

5.5	The Escrow Agent shall not be liable for any loss or damage incurred in relation to the Escrow Monies arising from any transaction made by it in good faith, or from any failure to diversify investment, or arising by reason of any other matter or thing except gross negligence, fraud or wilful default.

5.6	The Escrow Agent shall be entitled to rely on, and shall be protected in acting upon, and shall be entitled to treat as genuine and as the document it purports to be, any instruction, letter, paper or other document furnished to it by the Company and the Trustee and believed by the Escrow Agent, acting reasonably, to be genuine and to have been signed and presented by the proper person or persons. The Escrow Agent shall not be concerned or required to verify the matters referred to in or the validity of any written notice or instruction given by the parties hereto or any of them hereunder (including for the avoidance of doubt, the fulfillment of any conditions precedent governing the issuance of any notices or instructions pursuant to this Agreement).

5.7	For the avoidance of doubt, the Escrow Agent shall not act on the instructions of any person other than the parties hereto in relation to the Escrow Account or the application of any monies standing to the credit thereto.

5.8	The Escrow Agent may seek legal advice at the cost of the Company and shall be entitled to rely on and shall be protected in acting upon any advice received from legal and or other professional advisers notwithstanding any exclusions or limitations of liability in relation to the provision thereof. Notwithstanding any further provisions of this Agreement, the Escrow Agent may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon advice of counsel in the relevant jurisdiction, be contrary to any law of that jurisdiction or, to the extent applicable, of Hong Kong. Furthermore, the Escrow Agent may also refrain from taking such action if the taking of such action would otherwise render it liable to any person in that jurisdiction or in Hong Kong or if, in its opinion based upon such advice of counsel, it would not have the power to do the relevant thing in that jurisdiction or in Hong Kong by virtue of any applicable law in that jurisdiction or in Hong Kong or if it is determined by any court or other competent authority in that jurisdiction or in Hong Kong that it does not have such power.

Fees and Expenses of the Escrow Agent

6.1	The Escrow Agent shall be entitled to receive from the Company, on written request, all charges, costs and expenses which it may incur in relation to the negotiation, preparation and execution of this Agreement and the performance of its obligations hereunder.

6.2	The Company shall pay to the Escrow Agent remuneration for its services as Escrow Agent pursuant to this Agreement on the basis set out in separate written correspondence, and in any event by no later than the date of this Agreement.

6.3	If any amount payable to the Escrow Agent under this Section 6 is not paid when due, the Escrow Agent shall be entitled to debit the Escrow Account to recover the amount which should have been paid to it, PROVIDED THAT any subsequent recovery of any such amount shall be credited to the Escrow Account concerned.

6.4	All payments made by the Company pursuant to this Agreement shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the taxing authorities of the Cayman Islands, Singapore, Hong Kong or the People's Republic of China or any political sub-division or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In that event, the Company shall pay such additional amounts as will result in the receipt by the Escrow Agent of such amounts as would have been received by the Escrow Agent if no such withholding or deduction had been required.

Variation

7.	No variation of this Agreement (or any document entered into pursuant to this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties hereto.

Notices

8.1	Any notice under this Agreement shall be in writing and signed by or on behalf of the party giving it and may be served by leaving it or sending it by facsimile, pre-paid recorded delivery or registered post to the address and for the attention of the relevant party set out in Section 8.2 (or as otherwise notified form time to time hereunder). Any notice to be served by, facsimile or post shall be deemed to have been received:

(a)	in the case of facsimile, on confirmation of transmission being received by the sending machine, provided that any notice or communication received after normal banking hours or on a day which is not a Business Day in the place of receipt shall take effect on the Business Day immediately following the date of receipt; and

(b)	in the case of recorded delivery or registered post, forty-eight (48) hours from the date of posting.

8.2	The addresses of the parties for the purpose of Section 8.1 are as follows:

Escrow Agent

Address:	DB International Trust (Singapore) Limited
One Raffles Quay
#17-00
South Tower
Singapore 048583
For the attention of: Corina Quah
Facsimile: +65 6423 8400

Trustee

Address:	DB Trustees (Hong Kong) Limited
48th Floor Cheung Kong Center
2 Queen’s Road Central
Hong Kong
For the attention of: The Managing Director
Facsimile: +852 2203 7320

The Company

Address:	7 Days Group Holdings Limited
10/F, 705 Guangzhou Da Dao Nan Road,
Guangzhou 510290
P.R. China
For the attention of: Mr. Zheng Nanyan
Facsimile: +86 20 8922 5507

Collateral Agent

Address:	DB Trustees (Hong Kong) Limited
48th Floor Cheung Kong Center
2 Queen’s Road Central
Hong Kong
For the attention of: The Managing Director
Facsimile: +852 2203 7320

Termination

9.1	Upon receipt of a joint written instruction from the Company and the Trustee continuing that the Company has fulfilled its obligations to procure a Conforming Hedge pursuant to Section 4.08(d) of the Indenture and except for in the case that the Conforming Hedge is procured in the form of a letter of credit that falls due before the Stated Maturity of the Notes, the Escrow Account shall be closed, and this Agreement shall terminate.

9.2	Notwithstanding anything to the contrary set forth herein, this Agreement shall terminate automatically upon repayment of the Note Obligations in full and any Escrow Monies remaining in the Escrow Account at that time shall be promptly returned to the Company and the lien thereon in favor of the Collateral Agent acting on behalf of the Holders shall be immediately released.

Resignation

10.	The Company and the Trustee agree that the Escrow Agent shall have the right to resign its appointment hereunder upon 30 days notice delivered to each of the parties. The Company, in consultation with the Trustee, shall appoint a substitute escrow agent within such 30 day period and such substitute escrow agent and the parties hereto (other than the resigning Escrow Agent) shall enter into an agreement substantially identical to this Agreement. If the Company fails to appoint a substitute escrow agent as required above, the Escrow Agent shall deliver all Escrow Monies and other assets held in the Escrow Account to a substitute escrow agent of either its choosing or as appointed by a court upon application therefor.

Counterparts

11.	This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which, when executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

Governing Law and Jurisdiction

12.	This Agreement is governed by, and shall be construed in accordance with, the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

13.	The parties hereto hereby irrevocably submit for the benefit of the exclusive jurisdiction of the courts of Hong Kong and waive any objection to any proceedings in relation to this Agreement (“Proceedings”) in such courts, whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is for the benefit of the Escrow Agent and shall not limit its right to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

14.	The Company hereby appoints Law Debenture Corporation (H.K.) Limited, Suite 3105 31/F Alexandra House, 18 Chater Road, Central, Hong Kong, as its authorized agent to receive service of process in Hong Kong on its behalf.

15.	Any provision of this Agreement that may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.

Except as otherwise provided in this Agreement, no failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power of right preclude any other or further exercise thereof, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is enforced.

17.	Unless expressly provided herein, a person who is not a party to this Agreement has no right to enforce or enjoy the benefit of any term of this Agreement.

18.	Each of the parties hereto hereby represents and warrants with respect to itself (a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by it does not and will not violate any applicable law or regulation.

19.	The Company hereby represents and warrants that (a) the Company has not passed a resolution for its voluntary winding-up; no petition has been presented, nor order made by any court, for the winding-up or bankruptcy of the Company; no receiver, manager, administrative receiver, administrator or similar officer has been appointed (nor has any notice of intention to appoint any such person been given to or filed with any person or court) in relation to the Company or any of its assets; the Company has not entered into any voluntary arrangement with its creditors (or any class or creditors) nor has there been any filing at court of any documentation requesting or pertaining to the grant of any moratorium in connection with or prior to any voluntary arrangement; (b) the Company is able to pay its debts as they fall due (and is not otherwise insolvent); (c) the Company has complied with all applicable anti-money laundering reporting requirements under all applicable laws and regulations and the Company does not commit money laundering in connection with this Agreement or any business connected herewith; (d) there are no dealings or arrangements between the Company and any other party to this Agreement which affect any of the terms hereof but were not disclosed; and (e) the Company is not a sovereign entity of any state and is not a subsidiary, direct or indirect, of any sovereign entity or state.

20.	The Company hereby represents and warrants that it has no place of business in Hong Kong.

21.	For the avoidance of doubt, the Trustee shall be entitled to the benefit of all of the provisions of the Indenture in favor of the Trustee (including without limitation the immunities, privileges, benefits, protections and indemnities provided for therein) as if set out herein mutatis mutandis. The Company acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise of any option, right, request, judgment or other right or remedy provided for therein or resulting or arising out of this Agreement shall, as between the Trustee and the Holders, be governed by the Indenture and such other agreements with respect thereto as may exist from time to time among them.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first before written.

The Company:

Executed and Delivered as an Agreement		)
By 7 Days Group Holdings Limited		)
)
Acting under the authority of that		)
company in the presence of:		)	Director /s/ Zhang Nanyan

Witness’ signature:	/s/ Haibing Wu
Witness’ name:	Haibing Wu

Trustee:

Executed and Delivered as an Agreement		)
bv DB Trustees (Hone Konel Limited		)
In the presence of		)
)
Authorized Signatory		)
)
Authorized Signatory		)

Collateral Agent:

Executed and Delivered as an Agreement		)
by DB Trustees (Hong Kong) Limited		)
In the presence of		)
)
Authorized Signatory		)
)
Authorized Signatory		)

Escrow Agent:

Executed and Delivered as an Agreement		)
by DB International Trust (Singapore) Limited		)
In the presence of		)
)
Authorized Signatory		)
)
Authorized Signatory		)

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first before written.

The Company:

Executed and Delivered as an Agreement	)
By 7 Days Group Holdings Limited	)
)
Acting under the authority of that	)
company in the presence of:	)	Director

Witness’ signature:
Witness’ name:

Trustee:

Executed and Delivered as an Agreement	)		/s/ Aric Kay-Russell
by DB Trustees (Hong Kong) Limited			Aric Kay-Russell
In the presence of	)		Director
)
Authorized Signatory	)		/s/ Chiu Kin Wing Edward
)			Chiu Kin Wing Edward
Authorized Signatory	)		Authorised Signatory

Collateral Agent:

Executed and Delivered as an Agreement	)		/s/ Aric Kay-Kussell
by DB Trustees (Hong Kong) Limited	)		Aric Kay-Kussell
In the Presence of			Director
)
Authorized Signatory	)
)			/s/ Chiu Kin Wing Edward
Authorized Signatory	)		Chiu Kin Wing Edward Authorised Signatory

Escrow Agent:

Executed and Delivered as an Agreement	)		/s/ Kate Georgiou
by DB International Trust (Singapore) Limited	)		Kate Georgiou
In the presence of	)		Director
)
Authorized Signatory	)
)
Authorized Signatory	)		/s/ Edward Lee
Edward Lee
Authorised Signatory

SCHEDULE 1

AUTHORIZED SIGNATORIES OF THE COMPANY

Name:	Signature:
Nanyan Zheng	/s/ Nanyan Zheng
Name:	Signature:
Haibing Wu	/s/ Haibing Wu
Name:	Signature:
Name:	Signature:
Name:	Signature:

Date: April 21, 2009

EXHIBIT A TO SCHEDULE 1

AUTHORIZED SIGNATORIES OF THE ESCROW AGENT

Please see the attached.

SCHEDULE 2

ESCROW ACCOUNT DETAILS

7 Days Group Holdings Limited – Hedging Monies Escrow Account

USD Denominated USD a/c 0008458-0502

SCHEDULE 3

SHORTFALL NOTICE

[date]

To:

7 Days Group Holdings Limited

10/F, 705 Guangzhou Da Dao Nan Road,

Guangzhou 510290

P.R. China

For the attention of: Mr. Zheng Nanyan

Facsimile: +86 20 8922 5507

The holders listed on Schedule A hereto

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED

Pursuant to Section 2.2 of the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), please be aware that the balance of the Escrow Monies is less than 125% of the Prevailing Hedge Price (determined with respect to the Quotes received by the Trustee during the most recent Applicable Quote Period) and the amount of such shortfall is set forth below:

Balance of the Escrow Monies on the last Business Day of the most recent Applicable Fiscal Quarter:	[ ]

125% of the Prevailing Hedge Price:	[ ]

Shortfall (negative difference):	[ ]

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

DB Trustees (Hong Kong) Limited,

as the Trustee

Authorized signatory	Authorized signatory

SCHEDULE 4

RELEASE INSTRUCTION

[date]

To:

DB International Trust (Singapore) Limited,

as the Escrow Agent

One Raffles Quay

#17-00

South Tower

Singapore 048583

For the attention of: Corina Quah

Facsimile: +65 6423 8400

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED

Please release the following amount from the Escrow Account specified above and pursuant to Section 2.3(a) of the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), to the account specified below on [date]:

Amount: [            ]

Payment to: [Correspondent Bank Name and Swift Code]

For the Account of: [Beneficiary Bank Name, Swift Code and A/C No.]

For further credit to: [Recipient Name, A/C No. with Beneficiary Bank]

Reference and Contact Details: [            ]

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

DB Trustees (Hong Kong) Limited,

as the Trustee

Authorized signatory	Authorized signatory

SCHEDULE 5

DISBURSEMENT REQUEST

[date]

To:

DB Trustees (Hong Kong) Limited,

as the Trustee

48th Floor Cheung Kong Center

2 Queen’s Road Central

Hong Kong

For the attention of: The Managing Director

Facsimile: +852 2203 7320

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED

Please instruct the Escrow Agent to disburse the following amount from the Escrow Account specified above and pursuant to Section 2.3 of the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), to the account specified below on [date]:

Amount: [            ]

Payment to: [Correspondent Bank Name and Swift Code]

For the Account of: [Beneficiary Bank Name, Swift Code and A/C No.]

For further credit to: [Recipient Name, A/C No. with Beneficiary Bank]

Reference and Contact Details: [            ]

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

7 DAYS GROUP HOLDINGS LIMITED

Authorized signatory	Authorized signatory

SCHEDULE 6

PROCUREMENT REQUEST

[date]

To:

DB International Trust (Singapore) Limited,

as the Escrow Agent

One Raffles Quay

#17-00

South Tower

Singapore 048583

For the attention of: Corina Quah

Facsimile: +65 6423 8400

DB Trustees (Hong Kong) Limited,

as the Trustee

48th Floor Cheung Kong Center 2

Queen’s Road Central

Hong Kong

For the attention of: The Managing Director

Facsimile: +852 2203 7320

The contacts of the

Holders set forth on Schedule 1 to the

Third Supplemental Indenture

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED

Pursuant to Section [2.4] [2.5] of the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), the Company proposes to [fulfill its obligation to procure a Conforming Hedge pursuant to Section 2.4 of the Escrow Agreement] [purchase a Reference Hedge pursuant to Section 2.5 of the Escrow Agreement] by:

[purchasing a Reference Hedge pursuant to clause (i) of the definition of “Conforming Hedge” in the Indenture and as specified below:

Reference Bank: [            ]

Required Rating: [            ]

Notional Amount: [            ]

Strike Price: [            ]

Maturity Date: [            ]]

[procuring a sponsor guarantee pursuant to clause (ii) of the definition of “Conforming Hedge” in the Indenture pursuant to a sponsor guarantee agreement in the form satisfactory to the Requisite Holders]

[purchasing a letter of credit pursuant to clause (iii) of the definition of “Conforming Hedge” in the Indenture and as specified below:

Reference Bank: [            ]

Required Rating: [            ]

Notional Amount: [            ]

Expiration Date: [            ]]

[[insert other currency hedging method] pursuant to clause (iv) of the definition of “Conforming Hedge” in the Indenture and approved by the Requisite Holders]

[[insert combination of any of the foregoing] pursuant to clause (v) of the definition of “Conforming Hedge” in the Indenture].

The Company hereby certifies that the terms of such [Reference Hedge] [sponsor guarantee] [letter of credit] meet the criteria set forth in clause [    ] of the definition of “Conforming Hedge” in the Indenture.

The Company hereby instructs the Escrow Agent to pay the following amount from the Escrow Account specified above to the account specified below on [date] (such instruction to be acknowledged and confirmed by the Trustee pursuant to a Procurement Confirmation):

Amount: [            ]

Payment to: [Correspondent Bank Name and Swift Code]

For the Account of: [Beneficiary Bank Name, Swift Code and A/C No.]

For further credit to: [Recipient Name, A/C No. with Beneficiary Bank]

Reference and Contact Details: [            ]

Notwithstanding the foregoing, the amount set forth above may be updated by written notice from the Company to the Escrow Agent (with a copy to the Trustee (for further delivery to the Holders through the clearing systems)) so long as the other terms of the Reference Hedge remain the same and the updated price is not greater than the amount of the Escrow Monies.

The Company hereby instructs the Escrow Agent to pay any remaining amounts in the Escrow Account after payment of the amount set forth above to the account of the Company specified below on [date]:

Payment to: [Correspondent Bank Name and Swift Code]

For the Account of: [Beneficiary Bank Name, Swift Code and A/C No.]

For further credit to: [Recipient Name, A/C No. with Beneficiary Bank]

Reference and Contact Details: [            ]

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

7 DAYS GROUP HOLDINGS LIMITED

Authorized signatory	Authorized signatory

SCHEDULE 7

PROCUREMENT CONFIRMATION

[date]

To:

DB International Trust (Singapore) Limited,

as the Escrow Agent

One Raffles Quay

#17-00

South Tower

Singapore 048583

For the attention of: Corina Quah

Facsimile: +65 6423 8400

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED

Pursuant to Section [2.4] [2.5] of the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), the Trustee acknowledges and confirms to the Escrow Agent its receipt of a Procurement Request from the Company which indicates the manner that the Company proposes to [fulfill its obligation to procure a Conforming Hedge pursuant to Section 4.08(d) of the Indenture] [purchase a Reference Hedge pursuant to Section 2.5 of the Escrow Agreement].

The Trustee hereby instructs the Escrow Agent to pay the amounts set forth in the Procurement Request in accordance with the instructions set forth therein.

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

DB Trustees (Hong Kong) Limited, as the Trustee

Authorized signatory	Authorized signatory

SCHEDULE 8

NOTES REPAYMENT INSTRUCTION

[date]

To:

DB International Trust (Singapore) Limited,

as the Escrow Agent

One Raffles Quay

#17-00

South Tower

Singapore 048583

For the attention of: Corina Quah

Facsimile: +65 6423 8400

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED

Please transfer the following amount from the Escrow Account specified above and pursuant to Section 2.6 of the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), to the account specified below on [date], for the repayment of the Notes then outstanding pursuant to Section 2.6 of the Escrow Agreement:

Paying Agent Details:

Amount: [            ]

Payment to: [Correspondent Bank Name and Swift Code]

For the Account of: [Beneficiary Bank Name, Swift Code and A/C No.]

For further credit to: [Recipient Name, A/C No. with Beneficiary Bank]

Reference and Contact Details: [            ]

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Yours faithfully,

DB Trustees (Hong Kong) Limited, as the Trustee

Authorized signatory	Authorized signatory

SCHEDULE 10

DEPOSIT INSTRUCTIONS

[date]

To:

DB International Trust (Singapore) Limited

One Raffles Quay

#17-00

South Tower

Singapore 048583

For the attention of: Corina Quah

Facsimile: +65 6423 8400

DB INTERNATIONAL TRUST (SINGAPORE) LIMITED ESCROW ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF NOTES OF 7 DAYS GROUP HOLDINGS LIMITED (the “Escrow Account”)

Please be aware that the following monies shall be deposited in the Escrow Account a/c [            ] pursuant to the Hedging Monies Escrow Agreement dated April 21, 2009 by and among 7 Days Group Holdings Limited, DB Trustees (Hong Kong) Limited, as the Trustee, DB Trustees (Hong Kong) Limited, as the Collateral Agent, and DB International Trust (Singapore) Limited, as the Escrow Agent (the “Escrow Agreement”), on [date].

Capitalised terms not defined herein shall have the meanings ascribed to them in the Escrow Agreement.

Amount of Deposit: [            ]

Yours faithfully,

7 DAYS GROUP HOLDINGS LIMITED

Authorized signatory	Authorized signatory

EXHIBIT A

APPROVED SIGNATURE LIST OF THE TRUSTEE

Please see the attached.

DB TRUSTEES (HONG KONG) LIMITED

(the “Company”)

Company No. 129786

MINUTES OF THE BOARD OF DIRECTORS MEETING OF THE COMPANY

HELD ON 16th SEPTEMBER 2008 AT 3PM (HONG KONG / SINGAPORE TIME)

BY WAY OF TELEPHONE CONFERENCE

PURSUANT TO ARTICLE 101(B) OF THE ARTICLES OF ASSOCIATION OF THE COMPANY

PRESENT	(Hong Kong Participants)
CHOI, Siu Ling FONG, Mei Kwan KAY-RUSSELL, Aric David LUI, Kwok Ming

(Singapore Participants)
IYER, Sriram Seshadri (Chairman) GEORGIOU, Kate Louise

BY INVITATION	LIM, Hailey (in Hong Kong)
SHEPPARD, Rebecca (in Singapore)

1.	Quorum & Chairman

Ms Lim confirmed that a quorum was present and that appropriate notice of the meeting had been issued.

Mr Iyer was appointed Chairman of the meeting and accordingly took the Chair and declared the meeting open.

2.	Authorized Signatories

IT WAS RESOLVED THAT the following persons be authorised signatories of the Company.

Group A1*	Group A2*
BALL, John Keith	FUNG Yee-mei Ivy
CHIU Kin Wing Edward	ROFFEY, Paul Craig
CHOI Siu Ling
FONG Mei Kwan
GEORGIOU, Kate Louise
IYER, Sriram Seshadri
KAY-RUSSELL, Aric David
LAM Kin Ming
LUI Kwok Ming
NG Yue Min
WONG Wai Man Helena

*	Group A1 and Group A2 will be referred to collectively as Group A.

Group B1#	Group B2#
CHU, Wei-Cheieh Tony	HWA Kin Pong
CHOW Lai Chong Melissa
LO Tak Ming
NIP Siu May Christina

#	Group B1 and Group B2 will be referred to collectively as Group B.

IT WAS FURTHER RESOLVED THAT the previous resolution adopted on 10th June 2008 be hereby rescinded with immediate effect and that the specimen signatures of the authorised signatories attached to this board resolution as “Annexure A” be hereby approved.

1

DB TRUSTEES (HONG KONG) LIMITED

(the “Company”)

Company No. 129786

3.	Authorisation To Sign Agreements

IT WAS RESOLVED THAT:

EITHER any TWO of Group “A” signing jointly;

OR any ONE of Group “A” signing jointly with any ONE of Group “B”

of the Company’s authorised signatories be authorised to act the following matters on behalf of the Company:

•

To institute, enter into and conduct any negotiations in respect of the Company’s capacity, performance, function or duty as an agent or trustee of any issuer for the performance of certain acts, deeds or functions in relation to any issue of debt or equity in any form in any capital market.

•

To conclude any such negotiations and agree any agreements, deeds or other documents which they may, in their absolute discretion, think fit, including without prejudice to the generality of the foregoing, the settlement of fees, commissions or other remuneration.

•

Generally to execute any deeds or sign any agreements or documents which may be required and to do any other acts, matter of things which they will consider necessary or suitable for the carrying out of any of the purposes or acts hereby authorized.

•	To approve any amendments to any agreements and documents as they think fit and the authorised signatures on such documents shall be conclusive evidence that they have approved it in that form.

4.	Authorisation To Sign Correspondence

IT WAS RESOLVED THAT the authorised signatories of the Company be authorised to sign any or all correspondence for and on behalf of the Company and THAT the signing arrangement be operated as follows:

EITHER any TWO of Group “A” signing jointly;

OR any ONE of Group “A” signing jointly with any ONE of Group “B”

5.	Authorisation To Operate Bank Accounts

IT WAS RESOLVED THAT the authorised signatories of the Company be authorised to operate the Company’s client accounts that the Company has been authorised to operate, and THAT the signing arrangement be operated as follows:

EITHER any TWO of Group “A1” signing jointly;

OR any ONE of Group “A1” signing jointly with any ONE of Group “B1”

IT WAS FURTHER RESOLVED THAT any one of Group A or any one of Group B may sign singly in relation to confirmation sought by banks/institutions in respect of the transactions already undertaken by the instruction from the required authorised signatories.

6.	Authorisation To Certify On Copies Of Documents

IT WAS RESOLVED THAT any one of Group A may sign singly on copies of documents of the Company to certify that they are true copies of the originals on behalf of the Company.

2

DB TRUSTEES (HONG KONG) LIMITED

(the “Company”)

Company No.: 129786

7.	Authorisation To Use Common Seal

IT WAS RESOLVED THAT any of the following persons be authorised to execute jointly with any one or more Directors any instrument to which the common seal of the Company is required to be affixed in accordance with Article 111 (as amended) of the Articles of Association of the Company:

Authorised persons for the use of common seal

CHIU Kin Wing Edward

LAM Kin Ming

NG Yue Min

WONG Wai Man Helena

8.	Closure

This concluded the business of the meeting.

/s/ IYER, Sriram Seshadri
IYER, Sriram Seshadri
Chairman
Dated: 8-OCT-08

3

Deutsche Bank
Group

DB TRUSTEES (HONG KONG) LIMITED

“Annexure A”

GROUP A1*
Name	Specimen Signature	Name	Specimen Signature
BALL, John Keith	/s/ BALL, John Keith	KAY-RUSSELL, Aric	/s/ KAY-RUSSELL, Aric
		David	David
CHIU Kin Wing Edward	/s/ CHIU Kin Wing Edward	LAM Kin Ming	/s/ LAM Kin Ming

CHOI Siu Ling	/s/ CHOI Siu Ling	LUI Kwok Ming	/s/ LUI Kwok Ming

FONG Mei Kwan	/s/ FONG Mei Kwan	NG Yue Min	/s/ NG Yue Min

GEORGIOU, Kate Louise	/s/ GEORGIOU, Kate Louise	WONG Wai Man Helena	/s/ WONG Wai Man Helena

IYER, Sriram Seshadri	/s/ IYER, Sriram Seshadri

GROUP A2*
Name	Specimen Signature	Name	Specimen Signature
FUNG Yee-mei Ivy	/s/ FUNG Yee-mei Ivy	ROFFEY, Paul Craig	/s/ ROFFEY, Paul Craig

*	Group A1 and Group A2 will be referred to collectively as Group A.

GROUP B1#
Name	Specimen Signature	Name	Specimen Signature
CHU, Wei-Cheieh Tony	/s/ CHU, Wei-Cheieh Tony	LO Tak Ming	/s/ LO Tak Ming

CHOW Lai Chong Melissa	/s/ CHOW Lai Chong Melissa	NIP Siu May Christina	/s/ NIP Siu May Christina

GROUP B2#
Name	Specimen Signature
HWA Kin Pong	/s/ HWA Kin Pong

#	Group B1 and Group B2 will be referred to collectively as Group B.

4